Exhibit 10.21

AMENDMENT NO. 1

TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement (this “Amendment”) is made as of January 26, 2016 and effective as the closing of the IPO (as defined below), by and among BeiGene, Ltd., a Cayman Islands exempted company (the “Company”) and the Investor, Key Holders and Initial Investors signatories hereto.  Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Second Amended and Restated Investors’ Rights Agreement dated as of April 21, 2015 by and among the Company and the other parties thereto (the “Investors’ Rights Agreement”).

WHEREAS, the Company and the undersigned Investors/Initial Investors and Key Holders are parties to the Investors’ Rights Agreement;

WHEREAS, in accordance with Section 6.7 of the Investors’ Rights Agreement, the Investors’ Rights Agreement may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by the written consent of the (i) the Company, (ii) the Lead Investors (as defined therein) for so long as the Lead Investors own at least 50% of the Capital Shares (as defined therein) they own as the date of the Investors’ Rights Agreement and (iii) parties to the Investors’ Rights Agreement that are the holders of at least 66.66% of the Capital Shares (as defined therein) outstanding, collectively (including for purposes of clarity Capital Shares held by the Lead Investors) (the “Required Parties”);

WHEREAS, the Company is entering into a Note Amendment and Exchange Agreement, dated as of January 26, 2016, with Merck Sharpe & Dohme Research GMBH, an affiliate of Merck Sharp & Dohme Corp. (the “Amendment and Exchange Agreement”), pursuant to which (i) the maturity date of the Senior Promissory Note, dated as of February 2, 2011, issued by the Company to Merck Sharpe & Dohme Research GMBH (the “Note”), will be extended to May 2, 2016 (the “Amended Maturity Date”) and (ii) the outstanding unpaid principal amount of the Note and accrued interest thereon shall be exchanged for ordinary shares of the Company, par value $0.0001 per share, effective immediately prior to the Company’s consummation of its initial public offering (the “IPO”) in full and complete satisfaction of all obligations of the Company under the Note if the IPO occurs before the Amended Maturity Date, subject to certain limitations set forth in the Amendment and Exchange Agreement; and

WHEREAS, the undersigned, constituting the Required Parties, desire to amend the Investors’ Rights Agreement, effective as of the closing of the IPO, as set forth in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as follows:

1.              Section 2.13(b) of the Investors’ Rights Agreement is deleted in its entirety and replaced with:

“the later of (1) such time as Rule 144 or another similar exemption under the Securities Act or other Applicable Securities Laws is available for the sale of all of such Holder’s shares without limitation (including limitations as to volume and manner of sale and company reporting) during a three-month period without registration; and (2) with respect to piggyback rights for Company and/or shareholder registered offerings under Sections 2.1 and 2.2, such time as a Holder owns, beneficially or of record, less than four percent (4%) of the Company’s outstanding Ordinary Shares at any time following the date hereof; and”

2.              Except to the extent modified herein, the terms and conditions of the Investors’ Rights Agreement shall remain in full force and effect.

3.              This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.              This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Amendment may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:

BEIGENE, LTD.

By:	/s/ John Oyler
Name:	John Oyler
Title:	Chairman and Director

Signature Page to Amendment No. 1 to Second Amended and Restated Investors’ Rights Agreement

667, L.P. (account #1)

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott Lessing
	Name:	Scott Lessing
	Title:	President

667, L.P. (account #2)

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott Lessing
	Name:	Scott Lessing
	Title:	President

14159, L.P.

By:  BAKER BROS. ADVISORS LP, management company and investment adviser to 14159, L.P., pursuant to authority granted to it by 14159 Capital, L.P., general partner to 14159, L.P., and not as the general partner.

By:	/s/ Scott Lessing
	Name:	Scott Lessing
	Title:	President

BAKER BROTHERS LIFE SCIENCES, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott Lessing
	Name:	Scott Lessing
	Title:	President

Signature Page to Amendment No. 1 to Second Amended and Restated Investors’ Rights Agreement

HILLHOUSE BGN HOLDINGS LIMITED

By:	/s/ Colm O’Connell
	Name:	Colm O’Connell
	Title:	Director

Signature Page to Amendment No. 1 to Second Amended and Restated Investors’ Rights Agreement

CB BIOTECH INVESTMENT LIMITED

By:	/s/ Ching Nar Cindy Chan
	Name:	Ching Nar Cindy Chan
	Title:	Director

Signature Page to Amendment No. 1 to Second Amended and Restated Investors’ Rights Agreement

MERCK SHARP & DOHME RESEARCH GMBH

By:	/s/ Cédric Kineider
Name: Cédric Kineider
Title: Director

Signature Page to Amendment No. 1 to Second Amended and Restated Investors’ Rights Agreement

/s/ John V. Oyler
John V. Oyler

/s/ Xiaodong Wang
Xiaodong Wang

Signature Page to Amendment No. 1 to Second Amended and Restated Investors’ Rights Agreement